RiverNorth OpportunitIES Fund, INC.
Announces PRELIMINARY RESULTS OF Rights Offering

West Palm Beach, FL– September 24, 2026 – RiverNorth Opportunities Fund, Inc. (the “Fund”) (NYSE: RIV) today announced the preliminary results of its transferable rights offering (the “Offering”) that expired on September 23, 2026 (the “Expiration Date”). In the Offering, the Fund received subscription requests for 3,356,796 shares of common stock from rights holders. Accordingly, the Fund expects to issue 3,356,796 new shares of common stock for these subscriptions, pending the receipt of payment for “delivery guaranteed” subscriptions, on or about September 28, 2026. Gross proceeds from the Offering are expected to total approximately $35.2 million, before expenses.

The foregoing numbers are estimates only. The Fund will announce the final results of the Rights Offering in a press release on or about September 25, 2026.

The Offering’s final subscription price per share was determined to be $10.49. The subscription price was established pursuant to the terms of the Offering and based on a formula equal to 90% of the Fund’s reported net asset value (“NAV”) per share on the Expiration Date. The NAV per share used in the formula described above was $11.65.

The final subscription price is lower than the original estimated subscription price of $11.00 per share. Accordingly, any excess payments will be returned to subscribing rights holders as soon as practicable, in accordance with the prospectus supplement and accompanying prospectus, filed with the Securities and Exchange Commission on August 28, 2026.

Shares of common stock issued pursuant to the Offering will be record date shares for the purposes of the Fund's October 2026 distribution payable.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

RiverNorth Opportunities Fund, Inc.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $332.3 million of net assets and 27.4 million shares of common stock outstanding as of August 31, 2026.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus, annual report and semi-annual report.

Past performance is no guarantee of future results.

Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorth.com or call 844.569.4750. Please read them carefully before investing.

RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC (“RiverNorth”) is an independent investment manager and closed-end fund expert specializing in opportunistic strategies and structures built to exploit market inefficiencies. Founded in 2000, RiverNorth manages $4.8 billion1 of assets in registered funds, private funds and separately managed accounts.

Investor Contact

RiverNorth CEF Investor Relations

800-646-0148, Option 1

CEF@rivernorth.com

[1]	As of August 31, 2026. Firm AUM reflects Managed Assets which includes the effects of leverage and investments in affiliated funds.

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